Exhibit 99.3

PRESS RELEASE
FOR IMMEDIATE RELEASE	Contact: Andrew D. Regrut
Vice President, Investor Relations
614.278.6622

BIG LOTS ANNOUNCES EXECUTIVE MANAGEMENT PROMOTIONS TO
SUPPORT LONG TERM STRATEGIC PLANS

LISA M BACHMANN PROMOTED TO EVP - CHIEF MERCHANDISING AND OPERATING
OFFICER

TIMOTHY A JOHNSON PROMOTED TO EVP - CHIEF ADMINISTRATIVE OFFICER AND CHIEF
FINANCIAL OFFICER

MICHAEL A SCHLONSKY PROMOTED TO EVP - HUMAN RESOURCES AND STORE
OPERATIONS

Columbus, Ohio - August 28, 2015 - Big Lots, Inc. (NYSE: BIG) announced three executive promotions along with realignment of responsibilities, all with the singular focus of supporting the Company’s long term strategy and enhancing shareholder value.

Commenting on today’s announcement, David Campisi, CEO and President stated, “Lisa, TJ, and Mike have been by my side from the beginning helping to lead the significant transformation of our strategy, and our company’s culture. Over the last two years, the team has attracted talent, developed a long term strategy, made the tough decisions, and delivered upon our financial commitments. Our results over the last six quarters have shown significant improvement, both financially and with our core customer Jennifer. I am proud of our accomplishments and believe we are truly at the beginning of the beginning of something very special here at Big Lots.”

Lisa M. Bachmann was promoted to Executive Vice President, Chief Merchandising and Operating Officer with primary responsibility for the Merchandising, Planning and Allocation, and Global Sourcing teams. Additionally, she will maintain responsibility for the Information Technology strategy and team, which is tightly integrated with the future of merchandising, particularly in the form of the development of our Ecommerce strategy. Ms. Bachmann has held a number of different roles of increasing responsibility while serving Big Lots for the last 13 years culminating in her prior role as Executive Vice President and Chief Operating Officer.

Commenting on Ms. Bachmann’s promotion, Campisi stated further, “Lisa has been invaluable to me over the last two years as we have transformed our company. She has provided leadership to the business as we have “edited to amplify” our merchandise offering, executed major systems conversions in our stores and distribution centers, and implemented new processes, disciplines, and training initiatives throughout our 1,460 stores. Lisa owns a major component of the Jennifer (core customer) pillar of our strategy, and I am confident she and her new teams will produce great results in the future. I am very proud to have such a talented executive ready to step into the top merchant role at this critical time in the evolution of our business.”

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
Email: aschmidt@biglots.com

Timothy A. Johnson was promoted to Executive Vice President, Chief Administrative Officer and Chief Financial Officer, with primary responsibility for the Accounting and Finance functions, Asset Protection of our stores, offices, and distribution centers, and the Real Estate team. In his new role, he assumes responsibility for the company’s distribution centers and global logistics operations. Mr. Johnson has been with Big Lots for 15 years and held numerous roles with increasing responsibility culminating in his prior role of Executive Vice President, Chief Financial Officer.

Commenting on Mr. Johnson’s promotion, Campisi commented, “TJ has a great team in finance which from day one has allowed me to lean on him for more than just the numbers. He’s a CFO who understands retail and all aspects of our business and has helped me to provide leadership and strategic direction. This deep retail and Big Lots specific knowledge allows him to effectively communicate and earn respect and credibility from analysts and investors who follow our company. He owns the Shareholder pillar of our strategy, and is a hard driver for results and efficiency in our operations. I am excited for him in his new role.”

Michael A. Schlonsky was promoted to Executive Vice President, Human Resources and Store Operations, with primary responsibility for our associates and associate relations. In his new role, Mr. Schlonsky assumes responsibility for all aspects of operations in our 1,460 stores from coast to coast. Mr. Schlonsky has been with Big Lots for 22 years and held numerous positions of increasing responsibility culminating in his prior role of Senior Vice President, Human Resources.

Commenting on Mr. Schlonsky’s promotion, Campisi added, “Mike has been a tremendous partner to me as we reshaped our company culture and have significantly changed the management team and structure over the last two years. He and his team have done a wonderful job of attracting talent to Big Lots, and I would stack our management team up against any team out there in retail. Mike is a good collaborator and working with me and the executive team, we have transformed our culture and significantly increased associate engagement across all disciplines in our business. Mike owns the Associate pillar of our strategy, and I am confident he will add value to the strategy in his new role.”

In conjunction with these promotions, the Company announced the departure of Richard Chene, former Executive Vice President, Chief Merchandising Officer, effective yesterday, August 27, 2015.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
Email: aschmidt@biglots.com

Cautionary Statement Concerning Forward-Looking Statements
Certain statements in this release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, and such statements are intended to qualify for the protection of the safe harbor provided by the Act. The words “anticipate,” “estimate,” “expect,” “objective,” “goal,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “may,” “target,” “forecast,” “guidance,” “outlook” and similar expressions generally identify forward-looking statements. Similarly, descriptions of our objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements relate to the expectations of management as to future occurrences and trends, including statements expressing optimism or pessimism about future operating results or events and projected sales, earnings, capital expenditures and business strategy. Forward-looking statements are based upon a number of assumptions concerning future conditions that may ultimately prove to be inaccurate. Forward-looking statements are and will be based upon management’s then-current views and assumptions regarding future events and operating performance, and are applicable only as of the dates of such statements. Although we believe the expectations expressed in forward-looking statements are based on reasonable assumptions within the bounds of our knowledge, forward-looking statements, by their nature, involve risks, uncertainties and other factors, any one or a combination of which could materially affect our business, financial condition, results of operations or liquidity.

Forward-looking statements that we make herein and in other reports and releases are not guarantees of future performance and actual results may differ materially from those discussed in such forward-looking statements as a result of various factors, including, but not limited to, current economic and credit conditions, the cost of goods, our inability to successfully execute strategic initiatives, competitive pressures, economic pressures on our customers and us, the availability of brand name closeout merchandise, trade restrictions, freight costs, the risks discussed in the Risk Factors section of our most recent Annual Report on Form 10-K, and other factors discussed from time to time in our other filings with the SEC, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. This release should be read in conjunction with such filings, and you should consider all of these risks, uncertainties and other factors carefully in evaluating forward-looking statements.

You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and SEC filings.

Shareholder Relations Department
300 Phillipi Road
Columbus, Ohio 43228-5311
Phone: (614) 278-6622 Fax: (614) 278-6666
Email: aschmidt@biglots.com